17 March 2010

To: Bell Microproducts Limited
Fountain Court,
Cox Lane,
Chessington,
Surrey KT9 1SJ
For the attention of Nick Lee/Helen Hancock

Dear Sirs,

Syndicated Credit Agreement dated 2 December 2002 (as amended and restated on 18 December 2009, the “Credit Agreement”)

Amendment Letter

We refer to the Credit Agreement. Words and expressions defined in the Credit Agreement shall have the same meanings when used in this letter.

Pursuant to clause 30.1 (Amendments) of the Credit Agreement, we, as the Agent, having been authorised by all of the Lenders to do so in writing, hereby agree that in clause 15.4 (Financial Ratios) sub-paragraph (v) of the definition of “Adjusted Tangible Assets” shall be deleted, and replaced with the words “[Intentionally Omitted]” and any Event of Default (if any) arising under the Credit Agreement in force prior to its amendment by this letter, which would not have occurred had the amendment set out in this letter been in effect since 2 December 2002, is hereby waived.

The amendment set out in the preceding paragraph is given subject to the following conditions:

(a)
that, by accepting the terms of this letter, each Obligor is deemed to represent and warrant to each of the other parties to the Credit Agreement that the representations and warranties in clauses 14.1 and 14.2 of the Credit Agreement are true and complied with at the date of such acceptance; and

(b)	that BMUK shall pay to the Agent the amount of any fees, costs or expenses incurred in connection with this letter and the transactions contemplated hereby promptly on demand.

Save to the extent specifically amended or waived by this letter the Credit Agreement shall remain in full force and effect.

This letter is a Finance Document.

This letter, which is intended to take effect as a deed, shall be governed by English law.

Please acknowledge your acceptance of the terms of this letter by executing and returning (duly executed by each other Obligor) the enclosed copy of it to the undersigned, whereupon the amendment contained in this letter shall take effect (subject to fulfilment of the conditions set out above), unless the Agent has actual notice that any of the representations referred to above is incorrect at the time of such acceptance, or that an Event of Default has occurred, in either of which events the amendments contained in this letter shall not have effect.

Yours faithfully

EXECUTED AS A DEED by	)	/s/ Jeffery J. White
BANK OF AMERICA, NATIONAL	)	Jeffery J. White
ASSOCIATION acting by its duly	)	Senior Vice President
authorised signatory in the presence of	)

Witness signature:	/s/ Lisa Giampaolo
Witness name:	Lisa Giampaolo
Witness address:	200 Glastonbury Blvd.
Glastonbury, CT 06033
Witness occupation:	Senior Doc. Administrator

(22963929.02)

To: Bank of America, N.A.,
5 Canada Square,
London E14 5AQ
Attention Business Capital, Portfolio Management

17 March 2010

Dear Sirs

Syndicated Credit Agreement dated 2 December 2002 (as amended and restated by an agreement dated 18 December 2009, the “Credit Agreement”)

We refer to your letter of 17 March 2010 of which the above is a copy and confirm our acceptance of its terms. In particular we confirm that, by accepting the terms of your letter, each Obligor is deemed to represent and warrant to each of the other parties to the Credit Agreement that the representations and warranties in clauses 14.1 and 14.2 of the Credit Agreement are true and complied with at the date of such acceptance.

We represent that the signatories who have executed this letter on behalf of each Obligor are duly authorised to do so by that Obligor.

Yours faithfully

EXECUTED AS A DEED by BELL )
MICROPRODUCTS LIMITED )
on being signed by Nick Lee )
	a Director )	/s/ Nick Lee
	in the presence of:	(Director)

Witness signature:	/s/ Geoff Eldridge
Witness name:	Geoff Eldridge
Witness address:	37 Meadowview Road
KT19 9TS, UK
Witness occupation:	Treasurer

	EXECUTED AS A DEED by BELL	)
	MICROPRODUCTS EUROPE EXPORT LIMITED	) )
	on being signed by Nick Lee	)
	a Director	)	/s/ Nick Lee
	in the presence of:		(Director)

Witness signature:	/s/ Geoff Eldridge
Witness name:	Geoff Eldridge
Witness address:	37 Meadowview Road
KT19 9TS, UK
Witness occupation:	Treasurer

EXECUTED AS A DEED by BELL )
MICROPRODUCTS (US) LIMITED )
on being signed by Nick Lee )
	a Director )	/s/ Nick Lee
	in the presence of:	(Director)

Witness signature:	/s/ Geoff Eldridge
Witness name:	Geoff Eldridge
Witness address:	37 Meadowview Road
KT19 9TS, UK
Witness occupation:	Treasurer

SIGNED AS A DEED by BELL	)
MICROPRODUCTS EUROPE B.V.	)
acting by Nick Lee	)
Director	)	/s/ Nick Lee
(Director)

SIGNED AS A DEED by BELL	)
MICROPRODUCTS S.A.R.L.	)
acting by Nick Lee	)
Gerant	)	/s/ Nick Lee
(Gerant)

SIGNED AS A DEED by BELL	)
MICROPRODUCTS BVBA	)
acting by Nick Lee	)
Director	)	/s/ Nick Lee
(Director)

SIGNED AS A DEED by BELL	)
MICROPRODUCTS S.R.L..	)
acting by Nick Lee	)
Director	)	/s/ Nick Lee
(Director)

SIGNED AS A DEED by BELL	)
MICROPRODUCTS EUROPE (HOLDINGS) B.V.	) )
acting by Nick Lee	)
Director	)	/s/ Nick Lee
(Director)

SIGNED AS A DEED by BM	)
EUROPE PARTNERS C.V.	)
acting by its general partner	)
Bell Microproducts Europe Inc.	)	/s/ Andrew S. Hughes
VP & Secretary